EXHIBIT 10.2

         THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS
         COVERING SECURITIES THAT HAVE BEEN REGISTERED
               UNDER THE SECURITIES ACT OF 1933.

                   RESTRICTED STOCK AGREEMENT


     THIS RESTRICTED STOCK AGREEMENT (the "Agreement") is made and entered into as of the ___ day of ________, 1997, between Beckman Instruments, Inc., a Delaware corporation (the
"Company"), and ______________, an employee of the Company or a Subsidiary of the Company ("Employee").

                           WITNESSETH

     WHEREAS, the Company has established the Beckman
Instruments, Inc. Incentive Compensation Plan of 1990 as amended
(the "Plan"), the terms of which are hereby incorporated by reference and made a part of this Agreement;

     WHEREAS, the Plan provides for the issuance of shares of the Company's Common Stock, subject to certain restrictions thereon; and

     WHEREAS, pursuant to the Plan, the Organization and Compensation Committee of the Company's Board of Directors (the "Committee") has determined that it would be in the best interests of the Company and its stockholders to grant to the Employee effective as of January 3, 1997 (the "Award Date"), a Restricted Stock award ("Restricted Stock Award" or "Award") upon the terms and conditions hereinafter set forth;

     WHEREAS, the Organization and Compensation Committee established the performance goals which are required to trigger the lapse of restrictions, in January 1997 at which time the outcome of such performance goals was substantially uncertain and remains uncertain at this time;

     NOW, THEREFORE, in consideration of past services rendered to the Company and/or its Subsidiaries and the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

1.   Definitions.

     Wherever the following terms are used in this Agreement they shall have the meanings specified below, unless the context clearly indicates otherwise.

     1.1 "Change of Control" shall have the meaning stated herein and shall be deemed to occur if any of the following events occur: (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than an employee benefit plan of the Company, or a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities; (b) individuals who, as of the date of this Agreement, constitute the Board of the Company (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then composing the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14A-11 of Regulation 14A promulgated under the Exchange Act) shall be considered as though such person was a member of the Incumbent Board of the Company;
(c) the stockholders of the Company approve a merger or consolidation with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) more than 80% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 20% or more of the combined voting power of the Company's then outstanding voting securities; or (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. Notwithstanding the preceding sentence, a Change of Control shall not be deemed to have occurred if the "person" described in the preceding sentence is an underwriting syndicate which has acquired the ownership of 20% or more of the combined voting power of the Company's then outstanding voting securities solely in connection with a public offering of the Company's securities.

     1.2 "Common Stock" means common stock of the Company, par value $.10 per Share.

     1.3 "Restricted Stock" means Common Stock of the Company awarded under this Agreement and subject to the Restrictions imposed hereunder.

     1.4 "Restrictions" means the Transferability Restrictions and Vesting Restrictions.

     1.5 "Retirement" means "Early Retirement," "Normal Retirement" or "Late Retirement" as such terms are defined under the provisions of the Beckman Instruments, Inc. Pension Plan or other applicable retirement policy or plan as determined by the Committee in its sole discretion without regard to whether Employee commences to receive retirement benefits under such plan.

     1.6  "Secretary" means the Secretary of the Company.

     1.7 "Share" or "Shares" means shares of Common Stock of the Company.

     1.8 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.9 "Termination of Employment" means that the employee-employer relationship between Employee and the Company or a Subsidiary has ended for any reason, but excluding any termination where there is a simultaneous reemployment by the Company or a Subsidiary.

     1.10 "Total Disability" shall mean that the Employee (1) has terminated employment with the Company and all its Subsidiaries, and (2) at the date of such termination, is disabled within the meaning of Section 22(e)(3) of the Code. Employee must furnish proof of disability in such form and manner, and at such times, as the Company may require. A consideration of disability hereunder does not mean or imply that Employee qualifies for any disability-related benefits under any other plan or program of the Company or any Subsidiary, and each such other plan or program is or may be governed by separate requirements which differ from those applied herein.

     1.11 "Transferability Restrictions" means the restrictions on sale or other transfer imposed upon the Restricted Stock under this Agreement.

     1.12 "Treasurer" shall mean the Treasurer of the Company.

     1.13 "Vesting Restrictions" means the risk of forfeiture imposed upon the Restricted Stock under this Agreement.

2.   Grant of Award.

     2.1 Issuance of Restricted Stock. Subject to the terms of this Agreement, the Company hereby grants to the Employee this Award with respect to an aggregate of ______ Shares (subject to adjustment as described in Section 7) of Restricted Stock.

     2.2 Consideration to Company. As partial consideration for the grant of Restricted Stock by the Company, Employee agrees to render faithful and efficient services to the Company or a Subsidiary with such duties and responsibilities as the Company shall from time to time prescribe for (i) a period of one year from the Award Date or (ii) the period which commences on the Award Date and ends on the date that the Restrictions first lapse under Section 4.1(a), whichever period is less. Nothing contained in this Agreement or in the Plan shall confer upon Employee any right to continue in the employ of the Company or any Subsidiary or constitute any contract or agreement of employment. In addition, nothing contained in this Agreement or in the Plan shall interfere in any way with the right of the Company to (i) terminate the employment of the Employee at any time for any reason whatsoever, with or without cause, or (ii) reduce the compensation or other benefits received by the Employee from the rate in existence on the Award Date.

3.   Restrictions.

     3.1 Forfeiture of Restricted Stock. All Shares of Restricted Stock set forth in Section 2.1 shall be forfeited immediately upon a Termination of Employment for any reason, except to the extent any Vesting Restrictions have lapsed as provided in Sections 4.1 and 4.2 below.

     3.2 Legend. The Company shall issue a certificate or certificates for the Shares of Restricted Stock, registered in the name of the Employee, which certificate(s) shall be held in accordance with Section 5. Certificates representing Shares of Restricted Stock shall, until all Restrictions lapse and new certificates are issued pursuant to Section 6 below, bear the following legend:

     "The shares represented by this certificate are subject to reacquisition by Beckman Instruments, Inc., and such shares may not be sold or otherwise transferred except pursuant to the provisions of the Restricted Stock Agreement by and between Beckman Instruments, Inc. and the registered owner of such shares."

     3.3 Restricted Stock Not Transferable. Prior to the lapse of Transferability Restrictions, neither the Restricted Stock nor any interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of Employee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 3.3 shall not prevent transfers by will or by the applicable laws of descent and distribution.

     3.4 Rights as Stockholder. Except as otherwise provided herein, the holder of the Restricted Stock shall have the voting rights of a stockholder with respect to the Restricted Stock; provided, however, there is no right to accrue or to receive dividends or other distributions paid or made with respect to the Restricted Stock until all Restrictions have lapsed.

4.   Removal of Restrictions.

     4.1  Conditions for Removal.

          (a) The Restrictions shall lapse with respect to 50% of the number of Shares of Restricted Stock set forth in Section
2.1 as of the last day of any 30-consecutive calendar day period during which the average of the closing prices per share of the Common Stock (as reported on the principal securities exchange (the "Exchange") on which the Common Stock is then trading) on all trading days in such period is at least an amount determined by the Organization and Compensation Committee of the Board of Directors that is significantly higher than the stock price on the award date, provided, however, that such 30-consecutive calendar day period must end no later than December 31, 1998. Furthermore, if no shares of Common Stock of the Company trade on any Exchange business days during which securities are normally traded, then the 30-consecutive calendar day period shall be extended by that number of Exchange business days on which the Company's Common Stock is not traded. Notwithstanding the preceding, if there is a Termination of Employment of Employee for any reason prior to the lapse of Restrictions under this
Section 4.1(a), all Shares of Restricted Stock set forth in
Section 2.1(a) shall be immediately forfeited. In addition, if the Restrictions fail to lapse in accordance with this Section 4.1(a) by December 31, 1998, then all of the Shares of Restricted Stock set forth in Section 2.1 shall be immediately forfeited.

          (b) If the Restrictions lapse with respect to 50% of the number of Shares set forth in Section 2.1 in accordance with
Section 4.1(a), the Restrictions may lapse with respect to the remaining 50% of the Shares set forth in Section 2.1 in accordance with this Section 4.1(b). The Vesting Restrictions applicable to the remaining 50% of the Shares of Restricted Stock shall lapse as of the earlier of (i) the date which is 365 days from the date of removal of the Restrictions under Section 4.1(a) or (ii) the date that Employee is eligible for Retirement. The Transferability Restrictions applicable to the remaining 50% of the Shares of Restricted Stock shall lapse as of the date that is 365 days from the date of removal of the Restrictions under
Section 4.1(a). Notwithstanding the two preceding sentences, if there is a Termination of Employment for any reason other than death or Total Disability prior to the lapse of the Vesting Restrictions under this Section 4.1(b), the Shares of Restricted Stock described in this Section 4.1(b) shall be forfeited. In the event of Employee's Termination of Employment by reason of death or Total Disability during the 365 day period described in this Section 4.1(b), all Shares of Restricted Stock which are then subject to Restrictions shall immediately become vested and transferable.

     4.2 Change of Control. Notwithstanding anything else contained herein to the contrary, in the event that a Change of Control occurs while the Employee is employed by the Company or one of its Subsidiaries and before any forfeiture of Shares of Restricted Stock has occurred, all Restrictions on the Restricted Stock shall be removed that are remaining on the effective date of the Change of Control.

5.   Escrow.

     The Treasurer or such other escrow holder as the Committee may appoint shall retain physical custody of the certificates representing the Restricted Stock, including Shares of Restricted Stock issued pursuant to Sections 7 or 8, until the Restrictions shall have been removed. In no event shall Employee retain physical custody of any certificates representing Restricted Stock.

6.   Delivery of Certificates; Payment of Taxes.

     The Company shall cause new certificates to be issued and delivered to Employee or Employee's legal representative, free from the legend provided for in Section 3.2, as soon as practicable after: (a) Restrictions are removed with regard to 50% of the number of Shares of Restricted Stock in accordance with Section 4.1(a), if the Treasurer receives a written request for issuance and delivery of new certificates by Employee or Employee's legal representative; and (b) after the removal of Restrictions with regard to the remaining 50% of the number of Shares of Restricted Stock in accordance with Section 4.1(b) or
4.2. Notwithstanding the foregoing, no such new certificate shall be delivered to Employee or Employee's legal representative unless and until Employee or Employee's legal representative shall have paid to the Company (or other employer corporation) in cash the full amount of all federal, state or local withholding or other employment taxes applicable to the taxable income of Employee resulting from the removal of Restrictions. In addition, notwithstanding the foregoing, no such new certificate shall be delivered to Employee or Employee's legal representative until the Committee has certified in writing that the average closing price requirement set forth in Section 4.1(a) has been satisfied.

7.   Merger, Consolidation, Exchange, Acquisition, Liquidation or
     Dissolution.

     In the event that the Company is succeeded by another corporation in a reorganization, merger, consolidation, acquisition of property or stock, separation or liquidation, the Board or the Committee may, in its absolute discretion and on such terms and conditions as it deems appropriate, provide, by a resolution adopted prior to the occurrence of the organization, merger, consolidation, acquisition of property or stock, separation or liquidation, that for some period of time prior to such event with respect to any such Shares of Restricted Stock that are still subject to Restrictions: (i) all Restrictions on such Shares of Restricted Stock shall terminate or expire, (ii) obligations of the Company in relation to such Shares of Restricted Stock shall be assumed by such successor corporation, (iii) such Shares of Restricted Stock shall be canceled and replaced by substitute shares of Restricted Stock of the successor corporation or (iv) such shares of Restricted Stock shall be forfeited to the Company in consideration for a cash payment in an amount to be determined by the Committee.

8.   Restrictions on New Shares.

     In the event that the outstanding Shares of the Company's Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation pursuant to a merger of the Company into another corporation, or the exchange of all or substantially all of the assets of the Company for the securities of another corporation, or the acquisition by another corporation of 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, or a stock split-up or stock dividend, such new or additional or different shares or securities which are attributable to Employee in his or her capacity as the owner of the Restricted Stock, shall be considered to be Restricted Stock and shall be subject to all of the Restrictions, unless the Committee provides, pursuant to
Section 7, for the expiration of the Restrictions on the shares of Restricted Stock underlying the distribution of the new or additional shares or securities.

9.   Miscellaneous.

     9.1 Administration. The Award and this Agreement are subject to, and the Company and the Employee agree to be bound by, all of the terms and conditions of the Plan. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. Any dispute or disagreement which shall arise under or as a result of or pursuant to this Agreement or the grant or issuance of Restricted Stock shall be determined by the Committee in its sole discretion. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final, binding and conclusive upon Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or the Restricted Stock.

     9.2  Conditions to Issuance of Stock Certificates.  The
Company shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

          (b) The completion of any registration or other qualification of such shares under any state or Federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

          (d) The lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience.

     9.3 Notices. Any notice, except written request to the Treasurer pursuant to Section 6, to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Employee shall be addressed to the Employee at the address given beneath his or her signature hereto. Written requests to the Treasurer pursuant to Section 6 shall be addressed to the Company in care of its Treasurer. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given. Any notice which is required to be given to Employee shall, if Employee is then deceased, be given to Employee's personal representative if such representative has previously informed the Company of his/her status and address by written notice under this Section. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

     9.4 Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties hereto and supersedes any and all other written or oral agreements, understandings, representations or proposals made prior to or concurrently with the execution of the Agreement. No modification or amendment of this Agreement or any additional agreement concerning Restricted Stock will take effect unless it is approved by the Committee and is in writing and signed by Employee and the Vice President of Human Resources. Any modification, amendment, or additional agreement must expressly state the intention of the parties to modify or supplement the terms of this Agreement.

     9.5 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first written above.

                                    BECKMAN INSTRUMENTS, INC.

                                    By  /s/FIDENCIO M. MARES
                                        Fidencio M. Mares
                                    Its: Vice President-Human Resources


EMPLOYEE:


_______________________________
 (Signature)


_______________________________
 (Name: Typed or Printed)

_______________________________
 (Address)

_______________________________
 (City, State, Zip Code)